SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 26, 2020

ORGANIC AGRICULTURAL COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-226810	82-5442097
(State of other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

6th Floor A, Chuangxin Yilu, No. 2305, Technology Chuangxincheng, Gaoxin Jishu Chanye Technology Development District, Harbin City. Heilongjiang Province, China 150090
(Address of principal executive offices) (Zip Code)

86 (0451) 5862-8171
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events.

On March 4, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, the Securities and Exchange Commission issued Release No. 34-88318 (the “Order”) granting exemptions to registrants subject to the reporting requirements of the Exchange Act Section 13(a) or 15(d) due to circumstances related to the coronavirus disease 2019 (COVID-19).

Organic Agricultural Company Limited is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended March 31, 2020.

The Company’s headquarters and principal operations are located in the City of Harbin, China. Due to the ongoing outbreak of the COVID-19, the Chinese government initiated travel restrictions and mandatory quarantines to control the spread of COVID-19 within China. These actions taken by the Chinese government have prevented the Company’s accounting department from completing the financial data and related materials necessary for the annual financial statements to be completed in a timely manner. As a result, the Company will be unable to file the Form 10-K by June 29, 2020.

The Company expects to file its Annual Report on Form 10-K within 45 days after June 29, 2020.

The Company is also publishing the following Risk Factor:

The spread of COVID-19 through the population of the City of Harbin and the mandatory quarantines imposed by the government to stop the spread have significantly interfered with the business of Heilongjiang Yuxinqi Agricultural Technology Development Company Limited (“Yuxinqi”), which will have a significant adverse effect on our income and profitability.

The Company’s only current business activity is ownership and operation of Yuxinqi, which is engaged in the distribution of foodstuffs from its headquarters in the City of Harbin. Many residents of Harbin have contracted COVID-19 during the current pandemic. As a result, the national and local government have imposed serious restrictions on business operations within the City, including mandatory quarantines. The quarantines have prevented Yuxinqi from carrying on its normal operations. As a result, the Company’s revenue and income for the six months ended September 30, 2020 are likely to be substantially lower than were reported for the first six months of fiscal year 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: June 26, 2020	By:	/s/ Xun Jianjun
Xun Jianjun
Chief Executive Officer

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